UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 7, 2023 (June 6, 2023)

Akili, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40558	98-1586159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Broad Street, Fifth Floor, Boston MA	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 456-0597

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AKLI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On June 7, 2023, Akili, Inc. (the “Company”) announced the release of EndeavorOTCTM, an immersive mobile video game treatment that has shown significant improvements in attention, ADHD symptoms, and quality of life for adults with ADHD in clinical trials. EndeavorOTC is built on the same technology as Akili’s EndeavorRx® product and is now available without a prescription for adults 18 years and older nationwide. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Information.

In parallel with regulatory submission preparations following recent clinical trial data in adults with ADHD, the Company introduced yesterday and is testing commercialization strategies for EndeavorOTC, a non-prescription treatment for adults with ADHD, under FDA guidance entitled “Enforcement Policy for Digital Health Devices for Treating Psychiatric Disorders During the Coronavirus Disease 2019 (COVID-19) Public Health Emergency” (the “COVID-19 Guidance”), which allows for the marketing of certain digital therapeutics without premarket clearance, de novo classification, or approval so long as certain criteria are met for the duration of the COVID-19 Guidance. The COVID-19 Guidance is expected to remain in effect until November 7, 2023. Additional FDA guidance allows for the continued distribution of devices falling under the COVID-19 Guidance without marketing authorization so long as the manufacturer has submitted a marketing submission to FDA, the submission has been accepted by FDA prior to November 7, 2023 and FDA has not taken a final action on the marketing submission. We are making EndeavorOTC available as a non-prescription product under the COVID-19 Guidance to enable immediate availability to adult patients struggling with ADHD symptoms, and will evaluate and test various pricing, marketing and distribution strategies for our video game treatment in adults with ADHD. Feedback and observations from patients’ use of EndeavorOTC will be used to inform our regulatory path as we plan for an FDA regulatory submission in the third quarter of 2023.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description of Exhibit

99.1	Akili, Inc. Press Release dated June 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibit contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements in this Current Report on Form 8-K and the accompanying exhibit related to: the ability of EndeavorOTC to improve attention function, ADHD symptoms and quality of life in adults with ADHD and the growing need for ADHD treatment and non-pharmacological options; the Company’s evaluation and testing of various pricing, marketing and distribution strategies for video game treatment in adults with ADHD and the Company’s future plans for development, regulatory path for an FDA regulatory submission, potential regulatory approval, and commercialization. Any forward-looking statements in this Current Report on Form 8-K or in the accompanying exhibit are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or in the accompanying exhibit, including, without limitation, risks and uncertainties related to: the risk that prior results, such as signals of efficacy or safety observed from clinical trials will not continue or be repeated in EndeavorOTC or the Company’s ongoing or planned clinical trials, or will be insufficient to support regulatory submissions or support or maintain marketing approval in the United States or other jurisdictions, or that long-term adverse safety findings may be discovered; the risk that the Company’s products will not be further developed or commercialized successfully; the timing and results expected from the Company’s and its partners’ clinical trials and the Company’s reliance on third parties for certain aspects of its business; the Company’s ability to accurately estimate expenses, capital requirements, and needs for additional financing; and other risks identified in the Company’s current filings and any subsequent filings made with the Securities and Exchange Commission (SEC). The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akili, Inc.

By:	/s/ Santosh Shanbhag
Name:	Santosh Shanbhag
Title:	Chief Financial Officer

Date: June 7, 2023